UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2024

BOXLIGHT CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-37564	36-4794936
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2750 Premiere Parkway, St. 900 Duluth, Georgia	30097
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (678)367-0809

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BOXL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 30, 2024, Boxlight Corporation, a Nevada corporation (the “Company”), announced that, Mark Starkey, President of the Company, has informed the Company of his intention to resign from his position. The resignation became effective on January 30, 2024. Mr. Starkey has served as President of the Company since November 2019.

On January 30, 2024, Mr. Starkey and Sahara Presentation Systems Ltd, a subsidiary of the Company (“Sahara”) entered into a settlement agreement (the “Settlement Agreement”), pursuant to which Mr. Starkey’s employment with Sahara will terminate on April 29, 2024, following a period of “garden leave” customary under English law, during which Mr. Starkey will not actively perform services for Sahara and the Company. In addition, according to the Settlement Agreement, Saraha agrees to pay Mr. Starkey 1) £55,725 salary in lieu of the three remaining months of his six months notice period that will not have elapsed as at the date of the Settlement Agreement, 2) £30,000 as compensation for termination of employment, and 3) a contribution, not exceeding £750 plus VAT, towards his reasonable legal expenses incurred exclusively in connection with the termination of his employment. The Settlement Agreement contains other customary terms and conditions, including confidentiality, and other covenants and a waiver and release.

Upon termination of his employment, all of his remaining outstanding awards, including restricted stock units and options, will be subject to cancellation.

The Company currently does not plan to appoint any officer as its President.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 2, 2024	Boxlight Corporation

	By:	/s/ Dale Strang
Dale Strang Chief Executive Officer
(Duly Authorized Officer)

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